UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 4, 2024

DOGWOOD THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39811	85-4314201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Milton Avenue Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 620-8655

(Former name or former address, if changed since last report): Not Applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	DWTX	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Explanatory Note

On October 7, 2024, Dogwood Therapeutics, Inc. (formerly known as Virios Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that pursuant to a Share Exchange Agreement, dated October 7, 2024, with Sealbond Limited, a British Virgin Island corporation (“Sealbond”), the Company acquired 100% of the issued and outstanding common shares of Pharmagesic (Holdings) Inc., a Canadian corporation (“Pharmagesic”) (such transaction, the “Combination”). Prior to the Combination, Pharmagesic was a wholly-owned subsidiary of Sealbond and an indirect wholly-owned subsidiary of CK Life Sciences Int’l., (Holdings) Inc., a listed entity on the Main Board of the Hong Kong Stock Exchange.

This Current Report on Form 8-K/A, amends Item 9.01 of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(3) and (b)(2) of Form 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Pharmagesic would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements and accompanying notes of Pharmagesic (Holdings) Inc. as of and for the years ended December 31, 2023 and 2022 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited interim financial statements and accompanying notes of Pharmagesic (Holdings) Inc. as of and for the nine months ended September 30, 2024 and 2023 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2024, the unaudited pro forma condensed combined statement of operation for the nine months ended September 30, 2024, the unaudited pro forma combined statement of operations for the year ended December 31, 2023, and the related notes of Dogwood Therapeutics, Inc. with respect to the transaction described above, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte Touche Tohmatsu, the independent auditor of Pharmagesic (Holdings) Inc.
99.1	Audited financial statements of Pharmagesic (Holdings) Inc., as of and for the years ended December 31, 2023 and 2022.
99.2	Unaudited interim financial statements of Pharmagesic (Holdings) Inc., as of and for the nine months ended September 30, 2024 and 2023.
99.3	Unaudited pro form condensed combined financial information of Dogwood Therapeutics, Inc., as of and for the nine months ended September 30, 2024, and for the year ended December 31, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOGWOOD THERAPEUTICS, INC.

	By:	/s/ Angela Walsh
	Name:	Angela Walsh
	Title:	Chief Financial Officer, Corporate Secretary and Treasurer
December 18, 2024

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